UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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Equinix, Inc.

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Your **Vote** Counts!

EQUINIX, INC.

2026 Annual Meeting
Vote by May 12, 2026
11:59 PM EDT

EQUINIX, INC.
ONE LAGOON DRIVE
REDWOOD CITY, CA 94065

V89744-P46451

You invested in EQUINIX, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026.**

Get informed before you vote

View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 13, 2026
10:00 a.m. PDT

Virtually at:
www.virtualshareholdermeeting.com/EQIX2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors to the Board of Directors (the "Board") to serve until the next Annual Meeting or until their successors have been duly elected and qualified:	
	Nominees:	
1a.	Nanci Caldwell	For
1b.	Adaire Fox-Martin	For
1c.	Gary Hromadko	For
1d.	Rebecca Kujawa	For
1e.	Dr. Yanbing Li	For
1f.	Charles Meyers	For
1g.	Thomas Olinger	For
1h.	Christopher Paisley	For
1i.	Sandra Rivera	For
1j.	Fidelma Russo	For
2.	Approval, by a non-binding advisory vote, of the compensation of our named executive officers	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	For
4.	Consideration and vote upon a stockholder proposal, if properly presented at the Annual Meeting, related to lowering the stock ownership threshold required to call a special meeting	Against

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V89745-P46451